                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act 1934


Date of Report (Date of earliest event reported)    May 20, 1996
                                                    ------------



                               Respironics, Inc.
                               -----------------
             (Exact name of registrant as specified in its charter)



Delaware                       000-16723        25-1304989
- --------------------------------------------------------------
State or other jurisdiction    Commission       IRS Employer
of incorporation               File Number      identification



1001 Murry Ridge Drive, Murrysville, PA    15668
- --------------------------------------------------------------
(Address of principal executive officers)  (Zip)


Registrant's telephone number, including area code    (412) 733-0200
                                                      -------------------


 ------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 1.  Changes in Control of Registrant.
         None


Item 2.  Acquisition or Disposition of Assets.
         None


Item 3.  Bankruptcy or Receivership.
         None


Item 4.  Changes in Registrant's Certifying Accountant.
         None


Item 5.  Other Events.

         On May 8, 1996, Daniel J. Bevevino was elected to the position of Vice President and Chief Financial Officer (see attached).


Item 6.  Resignation of Registrant's Directors.
         None


Item 7.  Financial Statements and Exhibits.
         None

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       Respironics, Inc.
                                                 -----------------------------
                                                       (Registrant)

    5-20-96                                         /s/ Dorita A. Pishko
- ----------------                                 -----------------------------
          (Date)                                        (Signature)


                                                        Dorita A. Pishko
                                                        Corporate Secretary

PRESS RELEASE

                                    Contact:  Dorita A. Pishko
                                              Respironics, Inc.
                                              (412) 733-0209


                   RESPIRONICS DIRECTORS ELECT VICE PRESIDENT
                   ------------------------------------------

MURRYSVILLE, PA, MAY 8, 1996 - RESPIRONICS, INC. (NASDAQ/NMS SYMBOL:RESP) announced that Daniel J. Bevevino, 37, was elected to the position of vice president and chief financial officer at today's Board of Directors meeting in Pittsburgh.

Following five years with the international accounting firm of Ernst & Young where his audit experience included a significant concentration on healthcare companies, Mr. Bevevino joined Respironics in 1988 as manager, cost accounting. He was elected corporate controller two years later and, in late 1994, was named to the additional position of chief financial officer.

A Certified Public Accountant, Mr. Bevevino is a 1981 graduate of the Duquesne University School of Business. He was awarded a Masters degree in business administration in 1988 by the University of Notre Dame.

Respironics, Inc. designs, develops, manufactures and sells respiratory medical products for use in the home, hospitals, and in emergency care situations. Late in January, the company announced that it has been awarded ISO 9001 certification from the International Organization of Standardization, a Geneva, Switzerland-based quality standards organization.


                                     # # #